Exhibit 99.2

BIOXYTRAN, INC.

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018

(unaudited)

INDEX TO THE FINANCIAL STATEMENTS

Page
Financial Statements (Unaudited)

Condensed Balance Sheets	B-1

Condensed Statements of Operations	B-2

Condensed Statement of Cash Flows	B-3

Notes to Condensed Financial Statements	B-4

BIOXYTRAN, INC.

CONDENSED BALANCE SHEETS

JUNE 30, 2018 AND DECEMBER 31, 2017

(Unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash	$35	$110
Total current assets	35	110

Total assets	$35	$110

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable - related party	$2,289	$1,419
Total current liabilities	2,289	1,419

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none issued and outstanding	-	-
Common stock, $0.001 par value; 95,000,000 shares authorized; 15,000,000 issued and outstanding	1,500	1,500
Accumulated deficit	(3,754)	(2,809)
Total stockholders’ equity (deficit)	(2,254)	(1,309)

Total liabilities and stockholders’ equity (deficit)	$35	$110

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the related to the six months ended June 30, 2017.

See the accompanying notes to these condensed unaudited financial statements.

B-1

BIOXYTRAN, INC.

CONDENSED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018

(unaudited)

	Three months ended	Six months ended
	June 30, 2018	June 30, 2018
Operating expenses:
General and administrative	$275	$945
Total operating expenses	275	945

Loss from operations	(275)	(945)

Other income (expenses):	-	-

Net loss before provision for income taxes	(275)	(945)

Provision for income taxes	-	-

NET LOSS	$(275)	$(945)

Loss per common share, basic and diluted	$(0.00)	$(0.00)

Weighted average number of common shares outstanding, basic and diluted	15,000,000	15,000,000

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the related to the six months ended June 30, 2017.

See the accompanying notes to these condensed unaudited financial statements.

B-2

BIOXYTRAN, INC.

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(945)
Adjustments to reconcile net loss to net cash used in operating activities	-

Changes in operating assets and liabilities:
Accounts payable - related party	870
Net cash used in operating activities	(75)

CASH FLOWS FROM INVESTING ACTIVITIES:	-

CASH FLOWS FROM FINANCING ACTIVITIES:	-

Net increase (decrease) in cash	(75)
Cash, beginning of period	110
Cash, end of period	$35

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$-
Income taxes paid	$-

The Company was incorporated on October 5, 2017. Therefore, there is no comparative information presented related to the related to the six months ended June 30, 2017.

See the accompanying notes to these condensed unaudited financial statements.

B-3

BIOXYTRAN, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

NOTE 1 – BACKGROUND AND ORGANIZATION

Business Operations

Bioxytran, Inc. (the “Company”) is an early-stage pharmaceutical company focused on the development, manufacture and commercialization of therapeutic drugs designed to address hypoxia in humans, which is a lack of oxygen to tissues, in a safe and efficient manner. If it is not addressed, lack of oxygen to tissues, or hypoxia, results in necrosis, which is the death of cells comprising body tissue. Necrosis cannot be reversed. Our lead drug candidate, code named BXT-25, is an oxygen-carrying small molecule consisting of bovine hemoglobin stabilized with a co-polymer with intended applications to include treatment of hypoxic conditions in the brain resulting from stroke, and hypoxic conditions in wounds to prevent necrosis and to promote healing. The Company’s initial focus is the treatment of hypoxic conditions in the brain resulting from stroke, and hypoxic conditions in wounds to prevent necrosis and to promote healing. We believe that ours is a novel approach that will result in the creation of safe drug alternatives to existing therapies for effectively addressing hypoxic conditions in humans. Our drug development efforts are guided by specialists in co-polymer chemistry and other disciplines, and we intend to supplement our efforts with input from a scientific and medical advisory board whose members are leading physicians.

Organization, Reincorporation, and Merger with U.S. Rare Earth Minerals, Inc.

The Company was organized on October 5, 2017, as a Delaware corporation with a taxing structure for U.S. federal and state income tax as a C-Corporation with 95,000,000 authorized common shares with a par value of $0.0001, and 5,000,000 preferred shares with a par value of $0.0001. 15,000,000 common shares are issued and outstanding.

On September 17, 2018, the Company announced an Agreement and Plan of Merger and Reorganization among Bioxytran, Inc., U.S. Rare Earth Minerals, Inc. (“USMN”) and Bioxy Acquisition Corp. (the “Merger”). The Merger closed on September 21, 2018. After the consummation of the Merger, the Company is a wholly-owned subsidiary of USMN, and USMN (to be renamed Bioxytran, Inc.) is the continuing registrant and reporting company. Each outstanding share of the Company’s common stock was converted into 5.10580 shares of USMN common stock. Immediately after the Merger, the Company’s former shareholders own a majority of the voting common stock of the combined company and control the combined company’s board of directors, and the Company’s officers are now the officers of the combined company. The Merger was accounted for as a reverse acquisition, with the Company as the accounting acquirer. The Company’s accompanying historical financial statements will replace USMN’s historical financial statements in future filings with the U.S. Securities and Exchange Commission (“SEC”).

NOTE 2. FORMATION AND BUSINESS OF THE COMPANY

Basis of Presentation and Organization

Bioxytran, Inc. was incorporated in the state of Delaware on October 5, 2017. As used in these Notes to the Financial Statements, the terms the “Company,” “we,” “us,” “our” and similar terms refer to Bioxytran, Inc.

Bioxytran, Inc. (the “Company”) is an early-stage pharmaceutical company focused on the development, manufacture and commercialization of therapeutic drugs designed to address hypoxia in humans. The Company’s efforts are principally devoted to developing products as alterative solutions to red blood cell transfusions, as well as for use in the treatment of other critical care conditions. The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. The Company has not earned any revenue from operations since inception. The Company chose December 31st as its fiscal year end.

B-4

BIOXYTRAN, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying unaudited condensed financial statements follows.

The accompanying unaudited condensed financial statements have been prepared by Bioxytran, Inc. (the “Company”) pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim financial statements be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2017. Operating results for the three and six months ended June 30, 2018 are not necessarily indicative of the results to be expected for the year ending December 31, 2018.

NOTE 4 – GOING CONCERN AND MANAGEMENT’S LIQUIDITY PLANS

As of June 30, 2018, the Company had cash of $35 and a negative working capital of $2,254. From October 5, 2017 (date of inception) through June 30, 2018, the Company has not yet generated any revenues, and has incurred net losses of $3,754. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

From October 5, 2017 (date of inception) through June 30, 2018, the Company has not raised any cash proceeds from the issuance of common stock. The Company is aware that its current cash on hand will not be sufficient to fund its projected operating requirements and is pursuing alternative opportunities to funding.

The Company’s primary source of operating funds are cash proceeds advanced by related parties. The Company intends to raise additional capital through private placements of debt and equity securities, but there can be no assurance that these funds will be available on terms acceptable to the Company, or will be sufficient to enable the Company to fully complete its development activities or sustain operations. If the Company is unable to raise sufficient additional funds, it will have to develop and implement a plan to further extend payables, reduce overhead, or scale back its current business plan until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.

Accordingly, the accompanying condensed interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

NOTE 5 – STOCKHOLDERS’ EQUITY

Preferred stock

The Company is authorized to issue 5,000,000 shares of $0.0001 par value preferred stock. As of June 30, 2018 and December 31, 2017, no shares have been designated or issued.

Common stock

The Company is authorized to issue 95,000,000 shares of $0.0001 par value common stock. As of June 30, 2018 and December 31, 2017, the Company has 15,000,000 shares issued and outstanding.

During the three and six months ended June 30, 2018, the Company has not issued any shares of its common stock.

B-5

BIOXYTRAN, INC.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Employment contracts

The Company’s executive officers have entered into employment contracts and confidentiality, non-disclosure and assignment of invention agreements. The employment agreements do not provide for the payment of any compensation to our executive officers.

Litigation

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Legal fees for such matters are expensed as incurred and we accrue for adverse outcomes as they become probable and estimable. During the period of October 5, 2017 (inception) to June 30, 2018, and through the issuance of these financial statements, the Company was not involved in any legal proceedings.

NOTE 7 – SUBSEQUENT EVENTS

In preparing the financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

On September 17, 2018, the Company announced an Agreement and Plan of Merger and Reorganization among Bioxytran, Inc., U.S. Rare Earth Minerals, Inc. (“USMN”) and Bioxy Acquisition Corp. (the “Merger”). The Merger closed on September 21, 2018. See also Note 1.

B-6